UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2013

Bio-Matrix Scientific Group, Inc.

(Exact Name of Company as Specified in Charter)

Delaware	0-32201	33-0824714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4700 Spring Street, Suite 304

La Mesa California, 91942

 (Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 702-1404

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02      Non-Reliance on Previously Issued Financial Statements.

On September 9, 2013 Bio Matrix Scientific Group,Inc. (the “Company”) determined that certain items included within the Company’s Consolidated Statement of Cash Flows for the year ended September 30, 2012 and for the period from inception to September 30 2012 constituted noncash activities which do not affect Net Income and these items have been eliminated from the Company’s Statements of Cash Flows for the periods below indicated.

Consolidated Statement of Cash Flows for the year ended September 30 2012 CASH FLOWS FROM OPERATING ACTIVITIES	As originally presented (42,740,362)	Elimination (41,314,361) Increase (Decrease) in Other Comprehensive Income	As Restated (1,426,001)

Consolidated Statement of Cash Flows from inception to September 30 2012 CASH FLOWS FROM OPERATING ACTIVITIES	As originally presented (49,510,595)	Elimination (41,364,361) Increase (Decrease) in Other Comprehensive Income	As Restated (8,146,234)

Consolidated Statement of Cash Flows for the year ended September 30 2012 CASH FLOWS FROM FINANCING ACTIVITIES	As originally presented 42,794,994	Elimination: 41,336,361 (Increase) Decrease in Investment in Subsidiary Elimination: (22,000) (Increase) Decrease in Securities available for Sale	As Restated 1,480,633

Consolidated Statement of Cash Flows from inception to September 30 2012 CASH FLOWS FROM FINANCING ACTIVITIES	As originally presented 49,593,214	Elimination 41,336,361 Increase (Decrease) in Investment in Subsidiary Elimination: Elimination: (Increase) Decrease in Securities available for Sale 28,000	As Restated 8,228,853

On September 9, 2013 the Company determined that certain items included within the Company’s Consolidated Statement of Cash Flows for the quarter ended December 31, 2012 and for the period from inception to December 31, 2012 constituted noncash activities which do not affect Net Income and these items have been eliminated from the Company’s Statements of Cash Flows for the periods below indicated.

Consolidated Statement of Cash Flows for the quarter ended December 31 2012 CASH FLOWS FROM OPERATING ACTIVITIES	As originally presented (463,776)	Elimination (11,000) ) Increase (Decrease) in Other Comprehensive Income	As Restated (452,776)

Consolidated Statement of Cash Flows from inception to December 31, 2012 CASH FLOWS FROM OPERATING ACTIVITIES	As originally presented (49,974,371)	Elimination (41,375,361) Increase (Decrease) in Other Comprehensive Income	As Restated (8,599,010)

Consolidated Statement of Cash Flows for the quarter ended December 31, 2012 CASH FLOWS FROM FINANCING ACTIVITIES	As originally presented 388,839	Elimination 11,000 (Increase) Decrease in Securities available for Sale	As Restated 377,839

Consolidated Statement of Cash Flows from inception to September 30 2012 CASH FLOWS FROM FINANCING ACTIVITIES	As originally presented 49,982,053	Elimination 41,336,361 Increase (Decrease) in Investment in Subsidiary Elimination: (Increase) Decrease in Securities available for Sale 39,000	As Restated 8,228,853

On September 9, 2013 the Company determined that certain items included within the Company’s Consolidated Statement of Cash Flows for the six months ended March 31, 2013 and for the period from inception to march 31, 2013 constituted noncash activities which do not affect Net Income and these items have been eliminated from the Company’s Statements of Cash Flows for the periods below indicated

Consolidated Statement of Cash Flows for the six months ended March 31 2013 CASH FLOWS FROM OPERATING ACTIVITIES	As originally presented (586,758)	Elimination 13,000 Increase (Decrease) in Other Comprehensive Income	As Restated (599,758)

Consolidated Statement of Cash Flows from inception to March 31, 2013 CASH FLOWS FROM OPERATING ACTIVITIES	As originally presented (50,097,353)	Elimination (41,351,361) Increase (Decrease) in Other Comprehensive Income	As Restated (8,745,992)

Consolidated Statement of Cash Flows for the six months ended March 31, 2013 CASH FLOWS FROM FINANCING ACTIVITIES	As originally presented 521,690	Elimination (13,000) (Increase) Decrease in Securities available for Sale	As Restated 534,690

Consolidated Statement of Cash Flows from inception to March 31, 2013 CASH FLOWS FROM FINANCING ACTIVITIES	As originally presented 50,114,904	Elimination 41,336,361 Increase (Decrease) in Investment in Subsidiary Elimination: (Increase) Decrease in Securities available for Sale 15,000	As Restated 8,763,543

On September 9, 2013 the Company determined that certain items included within the Company’s Consolidated Statement of Cash Flows for the nine months ended June 30, 2013 and for the period from inception to June 30, 2013 constituted noncash activities which do not affect Net Income and these items have been eliminated from the Company’s Statements of Cash Flows for the periods below indicated

Consolidated Statement of Cash Flows for the nine months ended June 30 2013 CASH FLOWS FROM OPERATING ACTIVITIES	As originally presented (873,795)	Elimination 2,000 Increase (Decrease) in Other Comprehensive Income	As Restated (875,795)

Consolidated Statement of Cash Flows from inception to June 30, 2013 CASH FLOWS FROM OPERATING ACTIVITIES	As originally presented (50,384,390)	Elimination (41,362,361) Increase (Decrease) in Other Comprehensive Income	As Restated (9,022,029)

Consolidated Statement of Cash Flows for the nine months ended June 30, 2013 CASH FLOWS FROM FINANCING ACTIVITIES	As originally presented 808,325	Elimination (2000) (Increase) Decrease in Securities available for Sale	As Restated 810,325

Consolidated Statement of Cash Flows from inception to March 31, 2013 CASH FLOWS FROM FINANCING ACTIVITIES	As originally presented 50,401,539	Elimination 41,336,361 Increase (Decrease) in Investment in Subsidiary Elimination: (Increase) Decrease in Securities available for Sale 26,,000	As Restated 9,039,178

On September 9, 2013 the Company determined that certain items included within the Company’s Consolidated Statement of Cash Flows for the nine months ended June 30, 2012 constituted noncash activities which do not affect Net Income and these items have been eliminated from the Company’s Statements of Cash Flows for the periods below indicated

Consolidated Statement of Cash Flows for the nine months ended June 30 2012 CASH FLOWS FROM OPERATING ACTIVITIES	As originally presented (42,437,014)	Elimination (41,216,361) Increase (Decrease) in Other Comprehensive Income	As Restated (1,220,653)

Consolidated Statement of Cash Flows for the nine months ended June 30, 2012 CASH FLOWS FROM FINANCING ACTIVITIES	As originally presented 42,466,570	Elimination (120,000) (Increase) Decrease in Securities available for Sale Elimination 41,336,361 Increase (Decrease) in Investment in Subsidiary	As Restated 1,250,209

The Board of Directors and the management of the Company have discussed with its current independent registered accounting firm the matters referenced above, including the restatement of the abovementioned statements of cash flow to be filed with the United States Securities and Exchange Commission concurrently with this current report on an amendment to the Company’s Form 10-K for the fiscal year ended September 30, 2012 and amendments to the Company’s Form 10-Q for the interim periods ending December 31, 2012, March 31, 2013 and June 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-MATRIX SCIENTIFIC GROUP, INC.

By: /s/ David Koos

David Koos

Chairman & Chief Executive Officer

Dated: December 23 , 2013